SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


       Date of Report (Date of earliest event reported) August 17, 1999

                      BIOCONTROL TECHNOLOGY, INC.
         (Exact name of registrant as specified in its charter)


    Pennsylvania                     0-10822                    25-1229323
 (State of other jurisdiction   (Commission File Number)      (IRS Employer
  of incorporation)                                        Identification No.)


        300 Indian Springs Road, Indiana, Pennsylvania 15701
       (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)







Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.

          Biocontrol Technology, Inc., subsidiary, IDT, Inc., announced today that it has filed its Preliminary Prospectus on Form S-1 with the U.S. Securities and Exchange Commission in connection with its Initial Public Offering. The filing is available via EDGAR at the SEC's website: www.sec.gov.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.

                                   by /s/   Fred E. Cooper
                                            Fred E. Cooper, CEO

DATED:  August 17, 1999




                                        BICO
                              BIOCONTROL TECHNOLOGY, INC
                          2275 Swallow Hill Road, Building 2500
                                Pittsburgh, PA  15220
Press Release

Investors                                    Media
Diane McQuaide                               Susan Taylor
1.412.429.0673  phone                        1.412.429.0673 phone
1.412.279.9690  fax                          1.412.279.5041 fax


BIOCONTROL'S DIASENSOR DISPLAYED AT AMERICAN DIABETES ASSOCIATION
          ANNUAL BIOCONTROL SUBSIDIARY, IDT, FILES IPO


     Pittsburgh, PA - August 17, 1999 - Biocontrol Technology, Inc. (OTCBB:BICO) subsidiary, IDT, Inc., announced today that it has filed its Preliminary Prospectus on Form S-1 with the U.S. Securities and Exchange Commission in connection with its Initial Public Offering. The filing is available via EDGAR at the SEC's website: www.sec.gov.
     IDT's focus is on the development of the ThermoChem technology and related disposables to deliver regional and whole body hyperthermia in conjunction with surgery, chemotherapy and radiation as a safe treatment for certain types of cancer and to be used in conjunction with the current drug regimes in the treatment of HIV.
     Biocontrol Technology has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products. IDT, Inc., a wholly-owned subsidiary of Biocontrol also located in Pittsburgh, PA, holds exclusive worldwide marketing rights to the ThermoChem-HT SystemT and related disposables.

This document is neither an offer to sell nor a solicitation of any offer to buy any securities, nor does it involve the distribution of any securities; such offers or distributions may only be made by the prospectus after regulatory requirements are met.


WEBSITE:  www.bico.com
INVESTOR RELATIONS NEWSLINE NUMBER:  1.800.357.6204